SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): January 15, 2002

PRIME RECEIVABLES CORPORATION
(Originator of the Prime Credit Card Master Trust)

7 West Seventh Street
Cincinnati, Ohio 45202
(513) 579-7580

Delaware	31-1359594	0-21118
(State of Incorporation)	(IRS Identification No.)	(Commission File Number)

Item 5.	Other Events.

None.

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

The following Exhibit is filed with this Report:

99.12	Settlement Statement of the Trust for the period ended January 5, 2002 and the related distributions made on January 15, 2002.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIME RECEIVABLES CORPORATION

Dated: January 23, 2002	By: /s/ David W. Dawson
Name: David W. Dawson
Title: Treasurer

INDEX TO EXHIBITS

Exhibit Number	Exhibit	Sequentially Numbered Page

99.12	Settlement Statement of the Trust for the period ended January 5, 2002 and the related distributions made on January 15, 2002.

Exhibit 99.12

Settlement Statement of the Trust for the period ended January 5, 2002 and the related distributions made on January 15, 2002.